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                                                                  EXHIBIT 10.32

                                AMENDMENT TO THE
                           METROPOLITAN LIFE AUXILIARY
                           SAVINGS AND INVESTMENT PLAN

         The METROPOLITAN LIFE AUXILIARY SAVINGS AND INVESTMENT PLAN ("Plan") is hereby amended as follows:

1.       The first paragraph of the Plan is hereby amended as follows:

         "Metropolitan Life Insurance Company, with respect to its own employees, and MetLife Group, Inc. and Texas Life Insurance Company, for whom all obligations under this Plan for its employees are assumed by Metropolitan Life Insurance Company, hereby continue in force and effect, as restated and amended by this instrument, effective January 1, 2003, the Metropolitan Life Auxiliary Savings and Investment Plan (the Plan), which was first established effective January 1, 1983."

2.       Article 2 of the Plan is hereby amended as follows:

         "Article 2 - Participation

                  Each employee of Metropolitan Life Insurance Company, MetLife Group, Inc. and Texas Life Insurance Company participating in the Savings and Investment Plan whose Company contributions are reduced because of the application of (i) section 415 of the Internal Revenue Code and/or (ii) section 401(a)(17) of the Internal Revenue Code shall be a Participant in this Plan."

3.       This amendment is effective January 1, 2003.

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                       METROPOLITAN LIFE INSURANCE COMPANY
Date

__________________         ______________________________________________
Witness

                                    METLIFE GROUP, INC.
Date

__________________         ______________________________________________
Witness

__________________________          TEXAS LIFE INSURANCE COMPANY
Date

__________________________          ____________________________________
Witness

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